LVIP Delaware Growth and Income Fund and

the LVIP Delaware Social Awareness Fund

(individually, a “Fund,” and collectively, the “Funds”)

Supplement Dated July 11, 2012

to each Fund’s Prospectus Dated April 30, 2012

This Supplement updates certain information in the Prospectus for each Fund. You may obtain copies of each Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Effective August 10, 2012, Parshv A. Shah is no longer a member of the portfolio management team for each of the Funds. All references to Mr. Shah on pages 3 and 7 of the Prospectus of the LVIP Delaware Growth and Income Fund and on pages 4 and 7 of the Prospectus of the LVIP Delaware Social Awareness Fund should be deleted. Francis X. Morris, Christopher S. Adams, Michael S. Morris and Donald G. Padilla of Delaware Management Company, a series of Delaware Management Business Trust, remain the portfolio management team for each of the Funds.

Please keep this Supplement with your Prospectus and other important records.

LVIP Delaware Special Opportunities Fund (the “Fund”) Supplement Dated July 11, 2012 to the Fund’s Prospectus Dated April 30, 2012

This Supplement updates certain information in the Prospectus for the Fund. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Effective July 1, 2012, the following replaces similar text on page 3 of the Prospectus of the Fund:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation

Investment Sub-Adviser: Delaware Management Company (“DMC”)

Portfolio Manager(s)	Company Title	Experience With Fund
Christopher S. Beck	Senior Vice President and Chief Investment Officer – Small-Cap Value/Mid-Cap Value Equity	Since May 2004
Steven G. Catricks	Vice President, Portfolio Manager, Equity Analyst	Since July 2012
Kent P. Madden	Vice President, Portfolio Manager, Equity Analyst	Since July 2012
Kelley A. McKee	Vice President, Portfolio Manager, Equity Analyst	Since July 2012

Effective July 1, 2012, the following replaces similar text on page 6 of the Fund’s Prospectus:

Portfolio Manager(s) Christopher S. Beck, Senior Vice President and Chief Investment Officer – Small-Cap Value/Mid-Cap Value Equity, has primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Beck regularly consults with Steven Catricks, Kent Madden and Kelley McKee. Mr. Beck joined DMC in 1997 after having previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was the chief investment officer of the University of Delaware. Mr. Beck holds a bachelor’s degree from the University of Delaware and an MBA from Lehigh University. Steven G. Catricks, Vice President, Portfolio Manager and Equity Analyst, joined the Small-Cap Value/Mid-Cap Value Equity team at DMC in October 2010 as a senior equity analyst. Prior to that time, he was a portfolio manager for DMC’s Strategic Small Cap Value team, focusing on the technology, healthcare, and telecommunication services sectors. Mr. Catricks joined Delaware Investments in 2001 as an equity analyst, performing research and analysis for the firm’s Emerging Growth Equity team. Previously Mr. Catricks was an equity analyst at BlackRock Financial from 1999 to 2001, where he specialized in small-capitalization growth stocks. Mr. Catricks holds a bachelor’s degree in electrical engineering from Drexel University and a master’s degree in engineering from the University of Pennsylvania, and has nearly 20 years of experience in the technology industry. Kent P. Madden, Vice President, Portfolio Manager and Equity Analyst, joined DMC in 2004 as an equity analyst. Prior to that time, he was an equity analyst at Gartmore Global Investments, where he specialized in technology and telecommunications. Mr. Madden has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and as a corporate finance analyst at Lehman Brothers. Mr. Madden holds a bachelor’s degree in economics from DePauw University and an MBA from the University of Chicago. Kelley A. McKee, Vice President, Portfolio Manager and Equity Analyst, joined DMC in July 2005 as an equity analyst. Prior to that time, Ms. McKee participated in Lincoln Financial Group’s rotational Professional Development Program for three years. Ms. McKee earned a bachelor’s degree in finance from Georgetown University. Mr. Beck, Mr. Catricks, Mr. Madden and Ms. McKee are CFA charterholders.

Please keep this Supplement with your Prospectus and other important records.